UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

UTSTARCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29661	52-1782500
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 Harbor Bay Parkway

Alameda, California 94502

(Address of principal executive offices)    (Zip code)

(510) 864-8800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 28, 2008, UTStarcom, Inc. (the “Company”) issued a press release entitled “UTStarcom Releases Fourth Quarter and Full Year 2007 Financial Results.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Determination of 2008 Base Salaries and 2007 Cash Bonuses for Executive Officers

On February 26, 2008, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved the 2008 annual base salaries and 2007 cash bonuses for certain of the Company’s executive officers (the “Executive Officers”) after a review of performance and competitive market data.  No changes were made to the Executive Officers’ annual base salaries which remain as follows:  Hong Liang Lu, Chief Executive Officer, $700,000 per year; Peter Blackmore, President and Chief Operating Officer, $800,000 per year; and Francis P. Barton, Executive Vice President and Chief Financial Officer, $750,000 per year.  In addition, no cash bonuses were awarded to the Executive Officers other than to Peter Blackmore, the Company’s President and Chief Operating Officer, who was awarded a $400,000 bonus in accordance with the terms of his offer letter agreement with the Company dated May 27, 2007 and as amended October 25, 2007, as previously filed with the Securities and Exchange Commission (“SEC”).

Determination of Earned 2007 Performance-Based Restricted Stock Units (RSUs)

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 30, 2007, the Committee previously granted certain of the Executive Officers performance-based RSUs under the Company’s 2006 Equity Incentive Plan (the “Plan”), the vesting of which was contingent upon each Executive Officer meeting certain management performance objectives established and tailored for each Executive Officer by the Committee for the Company’s 2007 fiscal year, including (i) achievement of corporate financial measures such as bookings, gross margin, revenue, operating profit, cash flow, inventory turns, contribution margin, cost reduction and cash collections, (ii) achievement of certain corporate objectives, and (iii) achievement by such Executive Officer of additional individualized performance objectives reviewed and approved by the Compensation Committee. At its meeting on February 26, 2008, the Committee measured each Executive Officer’s performance against the established objectives and determined that the number of performance-based RSUs earned by each Executive Officer is as follows:

Name	Number of RSUs Granted on November 30, 2007	Number of RSUs Earned Effective February 29, 2008	RSUs Earned as a percentage of RSUs granted
Hong Liang Lu	267,086	133,543	50%
Francis P. Barton	89,562	67,172	75%

The earned RSUs will vest 50% on each of February 29, 2008 and February 27, 2009, subject to the Executive Officer being a service provider (as defined in the Plan) on each such date.  The RSUs that were not earned will be forfeited.

Each RSU represents a contingent right to receive one share of the Company’s common stock on the vesting date.  The grants were made as part of the Company’s annual focal awards process for 2007 which had been postponed from February 2007 due to the Company not being current in its SEC filings at that time.  The awards were made subject to the standard terms and conditions of the form of restricted stock unit agreement under the Plan, as previously filed with the SEC.  In the event an Executive Officer’s employment with the Company terminates as a result of death or “disability” (as defined in the Plan), the Executive Officer’s award will vest in full upon the date of termination.

Grant of 2008 Focal Award

As part of its annual focal awards process for fiscal year 2008, the Committee approved the grant of RSUs under the Plan to the Executive Officers effective February 29, 2008, as follows:

Name	Number of RSUs	Vesting Schedule
Hong Liang Lu	200,000 RSUs	Four-year vesting as follows: 25% on 2/27/09; 25% on 2/26/10; 25% on 2/28/11; and 25% on 2/29/12, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	400,000 RSUs	Performance based (as described below).
	33,333 RSUs	One year vesting, in full on February 27, 2009, provided that the Executive Officer is a service provider (as defined in the Plan) on such date.
Peter Blackmore	85,000 RSUs	Four-year vesting as follows: 25% on 2/27/09; 25% on 2/26/10; 25% on 2/28/11; and 25% on 2/29/12, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	170,000 RSUs	Performance based (as described below).
Francis P. Barton	61,667 RSUs	Four-year vesting as follows: 25% on 2/27/09; 25% on 2/26/10; 25% on 2/28/11; and 25% on 2/29/12, provided that the Executive Officer is a service provider (as defined in the Plan) on each such date.
	123,333 RSUs	Performance based (as described below).

The performance-based RSUs will be earned with respect to each Executive Officer based on management performance objectives established and tailored for each Executive Officer by the Committee for the Company’s 2008 fiscal year, including (i) achievement of corporate financial measures such as bookings, gross margin, revenue, operating profit, cash flow, inventory turns, contribution margin, cost reduction and cash collections, and (ii) achievement by such Executive Officer of additional individualized performance objectives reviewed and approved by the Committee. Performance will be measured against the established objectives and, to the extent the established objectives have been achieved, the number of performance-based RSUs earned by each Executive Officer shall be determined by the Committee, in its sole discretion, provided that such Executive Officer remains a service provider (as defined in the Plan) of the Company on the date of determination. The Committee’s determination as to the extent the established objectives have been achieved shall be made as soon as administratively practicable following the end of the 2008 fiscal year. Following the determination of the number of RSUs earned by each Executive Officer, 50% of the earned RSUs shall vest on each of February 27, 2009 and

February 26, 2010, provided that such Executive Officer remains a service provider of the Company (as defined in the Plan) on those dates.

Each RSU represents a contingent right to receive one share of the Company’s common stock on the vesting date.  The grants were made as part of the Company’s annual focal awards process for fiscal year 2008.  The awards were made subject to the standard terms and conditions of the restricted stock unit agreement under the Plan, as previously filed with the SEC.  In the event an Executive Officer’s employment with the Company terminates as a result of death or “disability” (as defined in the Plan), the Executive Officer’s award will vest in full upon the date of termination.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description
99.1	Press Release dated February 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UTSTARCOM, INC.

Date: February 28, 2008	By:	/s/ Francis P. Barton
	Name:	Francis P. Barton
	Title:	Executive Vice President and Chief Financial Officer

Exhibit List

Exhibit No.	Description
99.1	Press Release dated February 28, 2008